
                                                                     EXHIBIT 3.2

                                     BY-LAWS

                                       OF

                         BENJAMIN FRANKLIN BANCORP, INC.

                                                           Adopted _____________

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                                TABLE OF CONTENTS

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                                                                                    PAGE
ARTICLE 1. ARTICLES OF ORGANIZATION.............................................      1

   1.1. NAME AND POWERS.........................................................      1
   1.2. INTERESTED SHAREHOLDER AND INDEPENDENT DIRECTORS........................      1

ARTICLE 2. SHAREHOLDERS.........................................................      1

   2.1. ANNUAL MEETING..........................................................      1
   2.2. SPECIAL MEETINGS........................................................      1
   2.3. PLACE OF MEETINGS.......................................................      1
   2.4. MATTERS TO BE CONSIDERED AT ANNUAL MEETINGS.............................      2
   2.5. RECORD DATE FOR PURPOSE OF MEETINGS.....................................      3
   2.6. NOTICE OF MEETINGS......................................................      3
   2.7. SHAREHOLDERS LIST FOR MEETING...........................................      4
   2.8. QUORUM..................................................................      4
   2.9. VOTING AND PROXIES......................................................      4
   2.10. ACTION AT MEETING......................................................      5
   2.11. ELECTRONIC ACTION......................................................      5
   2.12. ACTION WITHOUT MEETING.................................................      5
   2.13. PRESIDING OFFICER......................................................      6
   2.14. VOTING PROCEDURES AND INSPECTORS OF ELECTIONS..........................      6
   2.15. RESCHEDULING OF MEETINGS; ADJOURNMENTS.................................      6

ARTICLE 3. DIRECTORS............................................................      6

   3.1. POWERS..................................................................      6
   3.2. ELECTION AND CHANGE IN SIZE OF BOARD....................................      7
   3.3. DIRECTOR NOMINATIONS....................................................      7
   3.4. QUALIFICATIONS..........................................................      8
   3.5. COMPENSATION............................................................      8
   3.6. MEETINGS................................................................      8
   3.7. NOTICE OF SPECIAL MEETINGS..............................................      9
   3.8. QUORUM..................................................................      9
   3.9. ACTION AT MEETING.......................................................      9
   3.10. ACTION BY CONSENT......................................................      9
   3.11. PRESUMPTION OF ASSENT..................................................     10
   3.12. COMMITTEES.............................................................     10
   3.13. POWERS OF EXECUTIVE COMMITTEE..........................................     10

ARTICLE 4. OFFICERS.............................................................     10

   4.1. ENUMERATION.............................................................     10
   4.2. APPOINTMENT.............................................................     11
   4.3. VACANCIES...............................................................     11
   4.4. QUALIFICATION...........................................................     11
   4.5. TENURE..................................................................     11

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
   4.6. CHAIRMAN AND VICE CHAIRMAN OF THE BOARD.................................     11
   4.7. CHIEF EXECUTIVE OFFICER.................................................     11
   4.8. PRESIDENT AND VICE PRESIDENT............................................     12
   4.9. TREASURER AND ASSISTANT TREASURERS......................................     12
   4.10. SECRETARY AND ASSISTANT SECRETARY; CLERK AND ASSISTANT CLERK...........     12
   4.11. OTHER POWERS AND DUTIES................................................     12

ARTICLE 5. RESIGNATIONS AND REMOVALS............................................     12

   5.1. RESIGNATION.............................................................     12
   5.2. REMOVAL OF DIRECTOR.....................................................     13
   5.3. REMOVAL OF OFFICER......................................................     13
   5.4. NO RIGHT TO COMPENSATION................................................     13

ARTICLE 6. SHARES...............................................................     13

   6.1. AMOUNT AUTHORIZED.......................................................     13
   6.2. SHARE CERTIFICATES; STATEMENTS FOR UNCERTIFICATED SHARES................     13
   6.3. TRANSFERS...............................................................     14
   6.4. RECORD DATE FOR PURPOSES OTHER THAN MEETINGS............................     14
   6.5. REPLACEMENT OF CERTIFICATES.............................................     14
   6.6. DIVIDENDS...............................................................     14

ARTICLE 7. INDEMNIFICATION......................................................     14

   7.1. INDEMNIFICATION.........................................................     14
   7.2. ADVANCEMENT OF EXPENSES.................................................     16
   7.3. RIGHT OF INDEMNITEE TO BRING SUIT.......................................     17
   7.4. DEFINITIONS.............................................................     17
   7.5. OTHER INDEMNIFICATION RIGHTS............................................     18
   7.6. SURVIVAL OF BENEFITS....................................................     19
   7.7. SUBSEQUENT AMENDMENT....................................................     19
   7.8. MERGER OR CONSOLIDATION.................................................     19
   7.9. SUBSEQUENT LEGISLATION..................................................     19
   7.10. SAVINGS CLAUSE.........................................................     19
   7.11. INSURANCE..............................................................     19

ARTICLE 8. MISCELLANEOUS PROVISIONS.............................................     20

   8.1. FISCAL YEAR.............................................................     20
   8.2. SEAL....................................................................     20
   8.3. REGISTERED AGENT AND REGISTERED OFFICE..................................     20
   8.4. EXECUTION OF INSTRUMENTS................................................     20
   8.5. VOTING OF SECURITIES....................................................     20
   8.6. CORPORATE RECORDS TO BE MAINTAINED......................................     20
   8.7. BY-LAW AMENDMENTS.......................................................     20
   8.8. DIRECTOR CONFLICT OF INTEREST...........................................     20
   8.9. ARTICLES OF ORGANIZATION................................................     21

                                     - ii -
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                                     BY-LAWS
                                       OF
                         BENJAMIN FRANKLIN BANCORP, INC.

                                   ARTICLE 1.
                            ARTICLES OF ORGANIZATION

      1.1. NAME AND POWERS. The name of the Corporation shall be as set forth in the Articles of Organization (as from time to time in effect, the "ARTICLES"). The Corporation shall have the purpose of engaging in any lawful business, unless a more limited purpose is set forth in the Articles. The powers of the Corporation shall be all powers as set forth in the Massachusetts Business Corporation Act (the "ACT"), unless more limited powers or restrictions on any powers are set forth in the Articles. The powers of the Corporation's Directors and shareholders, or any class of shareholders if the Corporation has more than one class of shares, and all matters concerning the conduct and regulation of the business and affairs of the Corporation shall be subject to such provisions in regard thereto, if any, as are set forth in the Articles.

      1.2. INTERESTED SHAREHOLDER AND INDEPENDENT DIRECTORS. As used in these By-Laws, the terms "INTERESTED SHAREHOLDER" and "INDEPENDENT DIRECTOR" shall have the same respective meanings assigned to them in the Corporation's Articles. Any determination of beneficial ownership of securities under these By-Laws shall be made in the manner specified in the Articles.

                                   ARTICLE 2.
                                  SHAREHOLDERS

      2.1. ANNUAL MEETING. The Annual Meeting of shareholders shall be held at such hour and date as may be fixed by the Board of Directors, which time and date may subsequently be changed at any time by vote of the Board of Directors. The Annual Meeting shall be held for the purpose of electing Directors and such other purposes as are specified in the notice of the meeting, and only business within such purposes may be conducted at the Annual Meeting.

      2.2. SPECIAL MEETINGS. A special meeting of shareholders, including a special meeting held in lieu of the Annual Meeting, may be called at any time only by the President or by the Directors. Special meetings of shareholders also may be called in the manner set forth in the Articles. Each call of a meeting shall state the place, date, hour and purposes of the meeting. Only business within the purpose or purposes described in the notice of the special meeting may be conducted at the special meeting.

      2.3. PLACE OF MEETINGS. The place at which any special or Annual Meeting of shareholders shall be held shall be fixed by the Board of Directors. Meetings of shareholders may be held at any physical location in or outside Massachusetts.

      In addition, the Board of Directors may authorize that any shareholder or proxy not physically present at a meeting may participate in the meeting by means of remote communication and, if so authorized, such shareholder shall be deemed present in person and entitled to vote. In the event that any shareholder or proxy is permitted to participate in a meeting by means of remote electronic communication: (a) the Corporation shall implement reasonable measures to verify that each person present and permitted to vote at a meeting by means of remote communication is a shareholder or proxyholder; (b) the Corporation shall implement reasonable measures to provide such shareholders and proxyholders a reasonable opportunity to participate in the meeting (including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings) and to vote on matters submitted to the shareholders; and (c) if a shareholder or proxyholder votes or takes other action by means of remote communication at the meeting, a record of the vote or other action shall be maintained by the Corporation.

      2.4. MATTERS TO BE CONSIDERED AT ANNUAL MEETINGS. At an Annual Meeting of shareholders, only such new business shall be conducted, and only such proposals shall be acted upon as shall be proper subjects for shareholder action pursuant to the Articles, these By-Laws, or applicable law and shall have been brought before the Annual Meeting (a) by, or at the direction of, the Board of Directors, the Chairman of the Board, or the President or (b) by any holder of record (both as of the time notice of such proposal is given by the shareholder as set forth below and as of the record date for the Annual Meeting in question) of any shares of capital stock of the Corporation entitled to vote at such Annual Meeting who complies with the requirements set forth in this Section 2.4.

      For a proposal to be properly brought before an Annual Meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder's notice must be received at the principal executive offices of the Corporation not less than 120 calendar days nor more than 150 days in advance of the first anniversary of the date of the Corporation's proxy statement for the previous year's Annual Meeting, provided, however, that (i) if no Annual Meeting was held in the previous year or the date of the Annual Meeting has been changed by more than 30 calendar days from the date of the previous year's Annual Meeting and (ii) in connection with the first Annual Meeting following the Conversion Effective Date (as defined in the Articles), then to be timely, notice by the shareholder must be received at the principal executive offices of the Corporation not later than the close of business on the tenth calendar day following the day on which notice of the date of the scheduled Annual Meeting is publicly disclosed. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the Annual Meeting (a) a brief description of the proposal desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, (b) the name and address, as they appear on the Corporation's books, of the shareholder proposing such business and any other shareholders known by such shareholder to be supporting such proposal, (c) the class and number of shares of the Corporation's capital stock which are beneficially owned by the shareholder on the date of such shareholder notice and by any other shareholders known by such shareholder to be supporting such proposal on the date of such shareholder notice, and (d) any financial interest of the shareholder in such proposal.

      The Board of Directors, a designated committee thereof or the presiding officer at the Annual Meeting may reject any shareholder proposal not made in accordance with the terms of this Section 2.4. If there is an Interested Shareholder, any determinations to be made by the Board of Directors or a designated committee thereof pursuant to the provisions of this Section 2.4 shall also require the approval of a majority of the Independent Directors then in office.

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      This provision shall not prevent the consideration and approval or disapproval at the Annual Meeting of reports of officers, Directors, and committees, but in connection with such reports, no matter shall be acted upon at such Annual Meeting unless stated and filed as herein provided.

      Notwithstanding the provisions of this Section 2.4, a shareholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and the rules and regulations thereunder with respect to the matters set forth in this Section 2.4.

      Nothing contained in this Section 2.4 shall require proxy materials distributed by the management of the Corporation to include any information with respect to shareholder proposals.

      2.5. RECORD DATE FOR PURPOSE OF MEETINGS. The Directors may fix in advance a time not more than 70 days before the date of any meeting of shareholders as the record date for determining the shareholders having the right to notice of and to vote at such meeting and any adjournment thereof. In such case only shareholders of record on such date shall have such right, notwithstanding any transfer of shares on the Corporation's current record of shareholders after the record date. If no record date is fixed, the record date for determining shareholders having the right to notice of or to vote at a meeting of shareholders shall be at the close of business on the day before the day on which notice is given. If any meeting is adjourned to a date more than 120 days after the date fixed for the original meeting, the Directors shall fix a new record date.

      2.6. NOTICE OF MEETINGS. Written notice of the place, day and hour of all meetings of shareholders shall be given by the Secretary, the Assistant Secretary or an officer designated by the Directors, at least seven days but no more than 60 days before the meeting, to each shareholder entitled to vote thereat and to each shareholder who, under the Act, the Articles or these By-Laws, is entitled to such notice. Notice of an adjourned meeting shall be given only if a new record date is fixed, in which case notice shall be given to all shareholders as of the new record date. The notice of a meeting shall state the purposes of the meeting. At any Annual Meeting of shareholders, only business and proposals properly brought before such meeting in the manner set forth in Section 2.4 may be conducted or acted upon. At any special meeting of shareholders, only business with the purpose or purposes described in the meeting notice may be conducted or acted upon. Notice may be given by leaving such notice with the shareholder or at such shareholder's residence or usual place of business, by mailing it, postage prepaid, and addressed to such shareholder at such shareholder's address as it appears in the Corporation's current record of shareholders, by facsimile telecommunication directed to a number furnished by the shareholder for the purpose, by electronic mail to the electronic mail address of the shareholder furnished by the shareholder for such purpose, or by any other electronic transmission (defined as any process of communication that does not directly involve the physical transfer of paper and that is suitable for the retention, retrieval and reproduction of information by the recipient) or other method permitted under the Act. The Corporation shall be entitled to rely on the address of a shareholder last notified to the Corporation. In case of the death, absence, incapacity or refusal of the Secretary, the Assistant Secretary or the officer designated by the Directors, such notice may be given by any other officer or by a person designated either by the Secretary or by the person or persons calling the meeting or by the

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Board of Directors. Whenever notice of a meeting is required to be given to a shareholder under any provision of the Act, the Articles or these By-Laws, no such notice need be given to a shareholder, if a written waiver of notice, signed before or after the meeting by such shareholder, thereunto authorized, is delivered for inclusion with the records of the meeting. For purposes of these By-Laws, any document to be signed by a shareholder may be signed by his attorney in fact.

      2.7. SHAREHOLDERS LIST FOR MEETING. After fixing a record date for a meeting of shareholders, the Secretary shall prepare an alphabetical list of all shareholders who are entitled to notice of the meeting. The shareholders list shall be available for inspection by any shareholder: (d) before the meeting, during the period beginning two days after notice of the meeting is given and upon written demand of the requesting shareholder, at the Corporation's principal office, a place identified in the meeting notice in the city where the meeting will be held, or, on a reasonably accessible electronic network; and
(e) at the meeting. During such period before the meeting, a shareholder or his agent or attorney may inspect the list upon written demand and, to the extent entitled to do so under the Act, copy the list during regular business hours. A shareholder or his agent or attorney may also inspect the list at the meeting to the extent entitled to do so under the Act.

      2.8. QUORUM. Subject to the Articles, at any meeting of the shareholders, a majority in interest of all the shares issued, outstanding and entitled to vote upon a matter to be considered at such meeting shall constitute a quorum for the consideration of such question, except that, if two or more voting groups are entitled to vote upon such matter as separate voting groups, then, in the case of each such voting group, a quorum shall consist of a majority of the votes entitled to be cast by the voting group for action on that matter. Notwithstanding the foregoing, shareholders (by a majority of the votes properly cast upon the question, whether or not a quorum is present) or the presiding officer may adjourn any meeting from time to time, and the meeting may be held as adjourned without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. A share once represented for any purpose at a meeting is deemed present for quorum purposes for the remainder of the meeting and for any adjournment thereof, unless (f) the shareholder attends solely to object to lack of notice, defective notice, or the conduct of the meeting on other grounds, and does not vote the shares or otherwise consent that they are to be deemed present; or (g) in the case of an adjournment, a new record date is or shall be set for that adjourned meeting.

      2.9. VOTING AND PROXIES. Unless otherwise provided by the Articles, each shareholder shall have one vote for each share held by such shareholder of record on the record date and entitled to vote on the matter or matters to be considered at any meeting of the shareholders according to the records of the Corporation. Shareholders may vote either in person or by proxy appointed by written appointment form signed by the shareholder. An appointment form shall be valid for the period stated therein, or, if no period is stated, for a period of 11 months from the date the shareholder signed the form, or (if undated) the date of its receipt by the Secretary or other agent of the Corporation authorized to tabulate votes. An appointment of a proxy shall be effective with respect to the Corporation when received by the Secretary or other officer or agent authorized to tabulate votes at the meeting. Except as otherwise limited therein, appointment forms appointing proxies for a particular meeting shall entitle the persons named therein to vote

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at any adjournment of such meeting but shall not be valid after final adjournment of such meeting. An appointment form with respect to shares held in the name of two or more persons shall be valid if signed by one of them unless at or prior to exercise of the appointment the Corporation receives a specific written notice to the contrary from any one of them. In the event an attempt is made to cast conflicting votes, in person or by exercise of an appointment form, by the several persons in whose names the shares stand, the vote or votes to which those persons are entitled shall be cast as directed by a majority of those holding such shares and present in person or by proxy at such meeting, but no votes shall be cast for such shares if a majority does not agree. An appointment form purporting to be signed by or on behalf of a shareholder shall be deemed valid unless successfully challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger.

      2.10. ACTION AT MEETING. Subject to the Articles, when a quorum of a voting group is present for the consideration of a matter at any meeting of the shareholders, favorable action on a matter, other than the election of Directors, is taken by the shareholders or a voting group if the votes cast within the group favoring the action exceed the votes cast opposing the action, except where a larger vote is required by the Act, the Articles or these By-Laws. Any election of Directors shall be determined by a plurality of the votes cast by shareholders present in person or by proxy at the meeting and entitled to vote in the election. No ballot shall be required for such election unless requested by a shareholder present in person or by proxy at the meeting and entitled to vote in the election. Shares of the Corporation are not entitled to vote if they are owned, directly or indirectly, by another entity of which the Corporation owns, directly or indirectly, a majority of the voting interests. The Corporation may, however, vote any shares, including its own shares, held by it, directly or indirectly, in a fiduciary capacity, and no provision of these By-Laws shall be construed to limit the voting rights and powers relating to shares held pursuant to a plan which is intended to be an "employee stock ownership plan" as defined in the Internal Revenue Code, as now or hereafter in effect.

      2.11. ELECTRONIC ACTION. Any vote, consent, waiver, proxy appointment or other action by a shareholder or by the proxy or other agent of any shareholder shall be considered given in writing, dated and signed if it consists of an electronic transmission that sets forth or is delivered with information from which the Corporation can determine: (h) the date the transmission was sent; and
(i) that the sender of the transmission was the relevant shareholder, proxy, or agent, or a person authorized to act on any of their behalf. The date on which the electronic transmission was sent shall be considered the date on which it was signed. The electronic transmission shall be considered received by the Corporation if it has been sent to any address specified by the Corporation for the purpose or, if no address has been specified, to the principal office of the Corporation, addressed to the Secretary or other officer or agent having custody of the records of proceedings of shareholders.

      2.12. ACTION WITHOUT MEETING. Any action to be taken at any Annual Meeting or special meeting of shareholders may be taken without a meeting if all shareholders entitled to vote on the matter consent to the action in writing and the written consents are filed with the records of the meetings of shareholders within 60 days of the earliest dated consent delivered to the Corporation as required by this Section 2.12. Such consents shall be treated for all purposes as a vote at a meeting.

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      2.13. PRESIDING OFFICER. The Chief Executive Officer, or in his or her
absence, the Chairman of the Board, shall preside at all annual or special meetings of shareholders and shall have the power, among other things, to adjourn such meeting at any time and from time to time, subject to Sections 2.6 and 2.8. The order of business and all other matters of procedure at every meeting of the shareholders shall be determined by the presiding officer or, in his or her absence, the Board of Directors.

      2.14. VOTING PROCEDURES AND INSPECTORS OF ELECTIONS. In advance of any meeting of shareholders, the presiding officer may appoint one or more inspectors to act at an Annual Meeting or special meeting of shareholders and make a written report thereon. Any inspector may, but need not, be an officer, employee or agent of the Corporation. The inspector(s) shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at a meeting and the validity of appointment forms and ballots, (iii) tabulate all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The inspector(s) may appoint or retain other persons or entities to assist the inspector(s) in the performance of the duties of the inspector(s). The presiding officer may review all determinations made by the inspector(s), and in so doing the presiding officer shall be entitled to exercise his or her sole judgment and discretion and such officer shall not be bound by any determinations made by the inspector(s). All determinations by the inspector(s) and, if applicable, the presiding officer shall be valid unless a court of competent jurisdiction determines otherwise.

      2.15. RESCHEDULING OF MEETINGS; ADJOURNMENTS. The Board of Directors or a designated committee thereof may postpone and reschedule any previously scheduled Annual Meeting or special meeting of shareholders, and a record date with respect thereto, regardless of whether any notice or public disclosure with respect to any such meeting or record date has been sent or made (unless there is an Interested Shareholder, in which case the affirmative vote of a majority of the Independent Directors shall also be required). Except as required under the Act, the Articles or these By-Laws the public announcement of an adjournment, postponement or rescheduling of any previously scheduled Annual Meeting of shareholders shall not commence a new time period for the giving of a shareholder's notice under Section 2.4 or Section 3.3 of these By-Laws or require the Board of Directors to set a new record date. Any adjourned session of any meeting of the shareholders shall be held at the place designated in the vote of adjournment, or if no such place is designated, at the same place or by the same remote communication method as the adjourned meeting.

                                   ARTICLE 3.
                                    DIRECTORS

      3.1. POWERS. All corporate power shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board of Directors, subject to any limitation set forth in the Articles or in one or more shareholders' agreements. In particular, and without limiting the generality of the foregoing, the Directors may from time to time issue all or any part of the unissued shares of the Corporation authorized under the Articles, determine the number of authorized shares in any class or series, the distinguishing designation thereof, and the preferences, limitations and relative rights applicable thereto, provided that the Board of Directors may not approve an aggregate number of authorized shares of all classes and series which exceeds the total number of authorized shares specified in the Articles and approved by the shareholders. The Directors may determine the consideration for which shares are to be issued and the manner of allocating such consideration between capital and surplus, and, before the Corporation issues shares, shall determine that the consideration received or to be received is adequate. In the event of any vacancy in the Board of Directors, the remaining Directors may exercise the powers of the full Board until the vacancy is filled.

      3.2. ELECTION AND CHANGE IN SIZE OF BOARD. The initial members of the Board of Directors shall be those persons who were serving as Directors of Benjamin Franklin Bancorp, M.H.C. on the effective date of this Corporation's conversion from mutual to stock form in accordance with the provisions of Chapter 167H (the "CONVERSION EFFECTIVE DATE"). The number of Directors and their respective classifications shall be fixed from time to time in the manner prescribed in the Articles.

      3.3. DIRECTOR NOMINATIONS. Nominations of candidates for election as Directors at any Annual Meeting of shareholders may be made (a) by, or at the direction of, a majority of the Board of Directors or a designated committee thereof (unless there is an Interested Shareholder, in which case the affirmative vote of a majority of the Independent Directors shall also be required) or (b) by any holder of record (both as of the time notice of such nomination is given by the shareholder as set forth below and as of the record date for the Annual Meeting in question) of any capital shares of the Corporation entitled to vote at such Annual Meeting who complies with the requirements set forth in this Section 3.3. Only persons nominated in accordance with the procedures set forth in this Section 3.3 shall be eligible for election as Directors at an Annual Meeting.

      Nominations, other than those made by, or at the direction of, the Board of Directors (or by the Independent Directors, if required), shall be made pursuant to timely notice in writing to the Secretary of the Corporation as set forth in this Section 3.3. To be timely, a shareholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than 120 calendar days nor more than 150 days in advance of the first anniversary of the date of the Corporation's proxy statement for the previous year's Annual Meeting, provided, however, that (i) if no Annual Meeting was held in the previous year or the date of the Annual Meeting has been changed by more than 30 calendar days from the date of the previous year's Annual Meeting and (ii) in connection with the first Annual Meeting following the Conversion Effective Date, then to be timely, notice by the shareholder must be received at the principal executive offices of the Corporation not later than the close of business on the tenth calendar day following the day on which notice of the date of the scheduled Annual Meeting is publicly disclosed. Such shareholder's notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a Director and as to the shareholder giving the notice (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of the Corporation's capital shares which are beneficially owned by such person on the date of such shareholder notice, and
(iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as Directors, pursuant to the Exchange Act and the Rules and regulations thereunder, including, but not limited to, the written consent of such person to serve as a Director if elected; and (b) as to the shareholder giving the notice (x) the name and address as they appear on the Corporation's books, of such shareholder and any other shareholders known by such shareholder to be supporting such nominees and (y) the class and number of the Corporation's capital shares which are beneficially owned by such shareholder on the date of such shareholder notice and by any other shareholders known by such shareholder to be supporting such nominees on the date of such shareholder notice. At the request of the Board of Directors, any person nominated by, or at the direction of, the Board of Directors for election as a Director at an Annual Meeting or special meeting shall furnish to the Secretary of the Corporation that information required to be set forth in the shareholder's notice of nomination which pertains to the nominee.

      Nothing contained in this Section 3.3 shall require proxy materials distributed by the management of the Corporation to include any information with respect to nominations by shareholders.

      No person shall be elected as a Director of the Corporation unless nominated in accordance with the procedures set forth in this Section 3.3. Ballots bearing the names of all the persons who have been nominated for election as Directors at an Annual Meeting or special meeting in accordance with the procedures set forth in this Section 3.3 shall be provided for use at such Annual Meeting or special meeting.

      The Board of Directors, a designated committee thereof, or the presiding officer may reject any nomination by a shareholder that is not timely made in accordance with this Section 3.3 or does not satisfy the requirements of this
Section 3.3 in any material respect. If there is an Interested Shareholder, any determinations to be made by the Board of Directors or a designated committee thereof pursuant to the provisions of this paragraph shall also require the concurrence of a majority of the Independent Directors then in office.

      3.4. QUALIFICATIONS. Each Director shall have such qualifications as are required by applicable law. No Director shall serve as a corporator, trustee, director or officer of any holding company or bank or thrift institution which is not a direct or indirect subsidiary of the Corporation. No person shall be qualified to be elected to serve as a Director if he or she has reached the age of 75 years.

      3.5. COMPENSATION. The members of the Board of Directors and the members of any standing or special committee shall receive such compensation as the Board of Directors or the Executive Committee may determine.

      3.6. MEETINGS. Regular meetings of the Directors may be held without call or notice at such places and at such times as the Directors may from time to time determine but in any event shall occur on at least a quarterly basis; provided, that any Director who is absent when such determination is made shall be given reasonable notice of the determination. Any or all of the Directors may participate in a meeting of the Directors or of a committee thereof by, or conduct the meeting through the use of, any means of communication by which all Directors participating may simultaneously hear each other during the meeting; and participation by such means shall constitute presence in person at any such meeting.

      A regular meeting of the Directors may be held immediately following the Annual Meeting of shareholders, or special meeting in lieu thereof, at the same place as such shareholders' meeting. Special meetings of the Directors may be held at any time and place designated in a call of the meeting by the Chairman of the Board, if any, the President or two or more Directors.

      3.7. NOTICE OF SPECIAL MEETINGS. Notice of all special meetings of the Directors shall be given to each Director by the Secretary, or Assistant Secretary, or by the officer or one of the Directors calling the meeting. Notice shall be given to each Director at least 24 hours in advance of the meeting. Notice may be given by leaving such notice with the Director at the residential or business address last notified to the Corporation, by mailing it, postage prepaid, and addressed to such Director at his address as last notified to the Corporation, by facsimile telecommunication directed to a number as last notified to the Corporation, by electronic mail to the electronic mail address of the Director as last notified to the Corporation, or by any other method permitted under the Act. When any Board of Directors' meeting, either regular or special, is adjourned for 30 days or more, notice of the adjourned meeting shall be given as in the case of the original meeting. It shall not be necessary to give any notice of the time and place of any meeting adjourned for less than 30 days or of the business to be transacted thereat, other than an announcement at the meeting at which such adjournment is taken. Notice need not be given to (i) any Director if, before or after the meeting, a written waiver of notice signed by him, or an electronic transmission by the Director to the Corporation waiving notice, is filed with the records of the meeting, or (ii) any Director who attends or participates in the meeting and either (A) does not, at the beginning of the meeting or promptly upon his arrival, object to holding the meeting or transacting business at the meeting or (B) votes for or assent to action taken at the meeting. A notice or waiver of notice of a Directors' meeting need not specify the purposes of the meeting.

      3.8. QUORUM. At any meeting of the Directors, a quorum of the Board of Directors shall be the lesser of (i) one third of the number of Directors most recently fixed pursuant to the Articles or (ii) a majority of the Directors in office immediately before the meeting begins. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present. and, subject to Section 3.7, the meeting may be held as adjourned without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed.

      3.9. ACTION AT MEETING. If a quorum is present when a vote is taken, the affirmative vote of a majority of the Directors present is an act of the Board of Directors, unless the Articles or these By-Laws require the vote of a greater number of Directors.

      3.10. ACTION BY CONSENT. Any action required or permitted to be taken at any meeting of the Directors may be taken without a meeting if all Directors then in office consent to the action in writing signed by each Director, or by electronic transmission delivered to the Corporation to the address specified by the Corporation for the purpose or, if no address is specified, to the principal office of the Corporation addressed to the Secretary; provided, that such written consents and/or electronic transmissions shall be included in the minutes or filed with the corporate records reflecting the action taken. Action taken by written consent is effective when the last Director signs or delivers consent, unless the consent specifies a different effective date. Consents given in accordance with this provision shall be treated as a vote of the Directors for all purposes.

      3.11. PRESUMPTION OF ASSENT. A Director who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken is considered to have assented to the action taken unless: (1) he objects, at the beginning of the meeting or promptly upon his arrival, to holding it or transacting business at the meeting; (2) his dissent or abstention from the action taken is entered in the minutes of the meeting; or (3) he delivers written notice of his dissent or abstention to the presiding officer of the meeting before its adjournment or to the Corporation immediately after adjournment of the meeting. The right of dissent or abstention is not available to a Director who votes in favor of the action taken.

      3.12. COMMITTEES. The Directors shall, by vote of a majority of all Directors then in office, create an Executive Committee and an Audit Committee and elect from their number the members of such committees, and may create such other committees as it deems appropriate, provided, however, that if the Corporation's Articles or these By-Laws provide that the number of Directors required to take Board action is greater than a majority of all Directors then in office, then the vote of such greater number shall be required to elect any committee. Except as the Directors may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by the Directors or in such rules, its business shall be conducted as nearly as may be in the same manner as is provided by these By-Laws for the Board of Directors. The Directors may delegate to any committee some or all of their powers except those which they are prohibited from delegating by any provision of law or by the Articles or these By-Laws. Without limitation of the foregoing, a committee may not (j) authorize distributions; (k) approve or propose to shareholders action that is required by law to be approved by shareholders; (l) change the number of the Board of Directors, remove Directors from office or fill vacancies on the Board of Directors; (m) amend Articles; (n) adopt, amend or repeal By-Laws; or (o) authorize or approve reacquisition of shares, except according to a formula or method prescribed by the Board of Directors. Any committee to which the Board of Directors delegates any of its powers or duties shall keep records of its meetings and shall report its action to the Board of Directors. The Board of Directors shall have power to rescind any action of any committee, but no such rescission shall have retroactive effect.

      3.13. POWERS OF EXECUTIVE COMMITTEE. In addition to the powers and duties provided by law, the Executive Committee, when the Board of Directors is not in session, shall exercise general supervision and control in all matters pertaining to the interests of the Corporation not otherwise provided by law or in these By-Laws, subject at all times to the direction and control of the Board of Directors.

                                   ARTICLE 4.
                                    OFFICERS

      4.1. ENUMERATION. The officers of the Corporation shall consist of a President, a Treasurer, a Secretary, and such other officers, if any, including a Chairman and a Vice Chairman of the Board of Directors, a Chief Executive Officer, one or more Vice Presidents, Assistant Treasurers and Assistant Secretaries, as the incorporators at their initial meeting or the

Directors from time to time may appoint.

      4.2. APPOINTMENT. The Chairman of the Board, the Chief Executive Officer, the President, the Treasurer, the Secretary, and all officers at the level of Vice President or above shall be elected by the Board of Directors annually at their first meeting following the Annual Meeting of shareholders. Other officers, if any, may be appointed by the Board of Directors or the Chief Executive Officer at such meeting or at any other time.

      4.3. VACANCIES. If any office at the level of Vice President or above becomes vacant by reason of death, resignation, removal, disqualification or otherwise, the Directors may appoint a successor or successors, who shall hold office for the unexpired term, except as otherwise provided by the Act, the Articles or these By-Laws.

      4.4. QUALIFICATION. Any two or more offices may be held by the same person. The President shall be a Director. Any officer may be required by the Board of Directors to give bond for the faithful performance of his or her duties in such amount and with such sureties as the Board of Directors may determine. Other than as required by applicable law or regulation, no officer or Director need be a shareholder. No officer shall serve as a corporator, trustee, director or officer of any holding company or bank or thrift institution which is not a direct or indirect subsidiary of the Corporation.

      4.5. TENURE. Except as otherwise provided by the Articles or by these By-Laws, the Chief Executive Officer, President, Treasurer and Secretary shall hold office until the first meeting of the Directors following the Annual Meeting of shareholders or the special meeting in lieu thereof, and thereafter until such officer's successor is duly appointed and qualified; and all other officers shall hold office until the first meeting of the Directors following the Annual Meeting of the shareholders or the special meeting in lieu thereof, unless a shorter term is specified in the vote choosing or appointing them, or in each case until such officer sooner dies, resigns, is removed or becomes disqualified. Election or appointment of an officer, employee or agent shall not of itself create contract rights to continued employment or otherwise. The Board of Directors may authorize the Corporation to enter into an employment contract with any officer in accordance with governing law or regulation, but no such contract right shall preclude the Board of Directors from exercising its right to remove any officer at any time in accordance with Section 5.3.

      4.6. CHAIRMAN AND VICE CHAIRMAN OF THE BOARD. A Chairman or Vice Chairman of the Board of Directors shall have such powers as the Directors may from time to time designate. Unless the Board of Directors otherwise specifies, the Chairman of the Board, or in his or her absence the Vice Chairman, shall preside at all meetings of the Board of Directors. The Chairman and Vice Chairman must be Directors.

      4.7. CHIEF EXECUTIVE OFFICER. The Chief Executive Officer shall, subject to the direction of the Board of Directors, have general supervision and control of the Corporation's business and shall have the authority to appoint any officers, employees or agents, other than those required by the Act, the Articles or these By-Laws to be appointed by the Board of Directors, and to prescribe their powers and duties which may include the power to appoint subordinate employees or agents.

      4.8. PRESIDENT AND VICE PRESIDENT. The President shall have such powers and shall perform such duties as the Board of Directors may from time to time designate and shall serve as the Chief Executive Officer of the Corporation unless the Board of Directors otherwise provides. Unless the Board of Directors otherwise specifies, in the absence of the Chairman and Vice Chairman, if any, of the Board of Directors, the President shall preside, when present, at all meetings of the Directors.

      Any Vice President shall have such powers as the Directors or Chief Executive Officer may from time to time designate.

      4.9. TREASURER AND ASSISTANT TREASURERS. The Treasurer shall, subject to the direction of the Directors, be the chief financial and accounting officer of the Corporation, and shall have general charge of the financial concerns of the Corporation and the care and custody of the funds and valuable papers of the Corporation, and books of account and accounting records. The Treasurer shall have power to endorse for deposit or collection all notes, checks, drafts, and other obligations for the payment of money payable to the Corporation or its order, and to accept drafts on behalf of the Corporation.

      Any Assistant Treasurer shall have such powers as the Directors or Chief Executive Officer may from time to time designate.

      4.10. SECRETARY AND ASSISTANT SECRETARY; CLERK AND ASSISTANT CLERK. Unless a transfer agent is appointed, the Secretary shall keep or cause to be kept the share and transfer records of the Corporation in which are contained the names of all shareholders and the record address and the amount of shares held by each. The Secretary shall record all proceedings of the shareholders in a paper record, or in another form capable of conversion into a paper record within a reasonable time. Such records shall be kept at the principal office of the Corporation or at the office of its transfer agent or of the Secretary and shall be open at all reasonable times to the inspection of any shareholder.

      The Secretary shall record all proceedings of the Directors in a paper record, or in another form capable of conversion into a paper record within a reasonable time. Any Assistant Secretary shall have such powers as the Directors or the Chief Executive may from time to time designate. In the absence of the Secretary from any meeting of the Directors, any Assistant Secretary, or a temporary secretary designated by the person presiding at such meeting, shall record such proceedings.

      4.11. OTHER POWERS AND DUTIES. Each officer shall, subject to these By-Laws, have in addition to the duties and powers specifically set forth in these By-Laws, such duties and powers as are customarily incident to his office, and such duties and powers as the Directors or the Chief Executive Officer may from time to time designate.

                                   ARTICLE 5.
                            RESIGNATIONS AND REMOVALS

      5.1. RESIGNATION. Any Director or officer may resign at any time by delivering his resignation in writing to the Chairman of the Board, if any, the President, the Treasurer or the Secretary or to a meeting of the Directors. Such resignation shall be effective upon receipt unless specified to be effective at some other time.

      5.2. REMOVAL OF DIRECTOR. Subject to the rights of any voting group with a separate right to elect Directors, any Director (including persons elected by Directors to fill vacancies in the Board of Directors) may be removed from office, only for cause and only by an affirmative vote of not less than two-thirds (2/3) of the total votes eligible to be cast by shareholders, voting together as a single class, at a duly constituted meeting of shareholders called expressly for the purpose of removing such Director, and the meeting notice must state that the purpose, or one of the purposes, of the meeting is removal of the Director.

      5.3. REMOVAL OF OFFICER. Any officer appointed by the Board of Directors may be removed at any time with or without cause by vote of a majority of the full Board of Directors; provided, however, that if at the time of such removal there is an Interested Shareholder, the affirmative vote of a majority of the Independent Directors then in office shall instead be required. Any officer appointed by the Chief Executive Officer, and any employee or agent of the Corporation, may be removed at any time with or without cause by the Chief Executive Officer, or by the Board of Directors.

      5.4. NO RIGHT TO COMPENSATION. No Director or officer resigning and (except where a right to receive compensation shall be expressly provided in a duly authorized written agreement with the Corporation) no Director or officer removed, shall have any right to any compensation as such Director or officer for any period following such Director's or officer's resignation or removal, or any right to damages on account of such removal, whether such Director's or officer's compensation be by the month or by the year or otherwise, unless in the case of a resignation, the Directors, or in the case of a removal, the body acting on the removal, shall in their or its discretion provide for compensation.

                                   ARTICLE 6.
                                     SHARES

      6.1. AMOUNT AUTHORIZED. The total number of authorized shares shall be as fixed in the Articles.

      6.2. SHARE CERTIFICATES; STATEMENTS FOR UNCERTIFICATED SHARES. Shares of the Corporation may be certificated or uncertificated. Each shareholder shall be entitled to: (p) for certificated shares, a certificate of the shares of the Corporation setting forth the number of shares and the class and the designation of the series in such form as shall, in conformity with law, be prescribed from time to time by the Directors; and (q) for uncertificated shares, a written information statement setting forth the number of shares and the class and the designation of the series of the shares. Each certificate shall be signed by the President or a Vice President, and by the Treasurer or an Assistant Treasurer, either by manual or facsimile signatures, and shall bear the corporate seal or its facsimile. In case any officer who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the time of its issue.

      Every certificate or information statement for shares which are subject to any restriction on transfer pursuant to the Articles, the By-Laws or any agreement to which the Corporation is a party shall have the restriction noted conspicuously on the front or back of the certificate or information statement. If the Corporation is authorized to issue different classes of shares or different series within a class then the variations in rights, preferences and limitations applicable to each class and series, and the authority of the Board of Directors to determine variations for any future class or series, must be summarized on the front or back of each certificate. Alternatively, each certificate may state conspicuously on its front or back that the Corporation will furnish the shareholder this information on request in writing and without charge.

      6.3. TRANSFERS. Subject to the restrictions, if any, stated or noted on the share certificates or information statements, shares may be transferred on the books of the Corporation by: (r) for certificated shares, the surrender to the Corporation or its transfer agent of the certificate therefor properly endorsed or accompanied by a written assignment and power of attorney properly signed, with necessary transfer stamps affixed, and with such proof of the authenticity of signature as the Corporation or its transfer agent may reasonably require; and (s) for uncertificated shares, by delivery to the Corporation or its transfer agent an instruction with a request to register a transfer properly signed by the transferring shareholder, and with such proof of authenticity of signature as the Corporation or its transfer agent may reasonably require. Except as may be otherwise required by the Act, by the Articles or by these By-Laws, the Corporation shall be entitled to treat the record holder of shares as shown on its books as the owner of such shares for all purposes, including the payment of dividends and the right to receive notice and to vote with respect thereto, regardless of any transfer, pledge or other disposition of such shares, until the shares have been transferred on the books of the Corporation in accordance with the requirements of these By-Laws.

      6.4. RECORD DATE FOR PURPOSES OTHER THAN MEETINGS. The Directors may fix in advance a time not more than 70 days preceding the date for the payment of any dividend or the making of any distribution to shareholders or the last day on which the consent or dissent of shareholders may be effectively expressed for any purpose, as the record date for determining the shareholders having the right to receive such dividend or distribution or the right to express such consent or dissent. In such case only shareholders of record on such date shall have such right, notwithstanding any transfer of shares on the books of the Corporation after the record date. If no record date is fixed, the record date for determining shareholders shall be at the close of business on the day on which the Board of Directors acts with respect thereto.

      6.5. REPLACEMENT OF CERTIFICATES. In case of the alleged loss or destruction or the mutilation of a share certificate, a duplicate certificate may be issued in place thereof, upon such terms as the Directors may prescribe.

      6.6. DIVIDENDS. Subject to applicable law, the Articles and these By-Laws, the Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares.

                                   ARTICLE 7.
                                 INDEMNIFICATION

      7.1. INDEMNIFICATION. Certain capitalized terms used but not defined elsewhere in this Article 7 are defined in Section 7.4.

            7.1.1. DIRECTORS AND SENIOR OFFICERS. Except as provided in Section
7.1.3 or Section 7.1.4, each Director and Senior Officer of the Corporation (and his or her heirs, estate and personal representatives) shall be indemnified by the Corporation to the fullest extent permitted by applicable law, against any and all Liabilities that are incurred or suffered by him or her or on his or her behalf in connection with any threatened, pending or completed Proceeding (without regard to whether the basis of such Proceeding is alleged action in an official capacity as a Director or Senior Officer of the Corporation or in any other capacity for or on behalf of the Corporation while serving as a Director or Senior Officer) or any claim, issue or matter therein, which Proceeding such Director or Senior Officer is, or is threatened to be made, a party to or participant in by reason of such Director's or Senior Officer's Corporate Status. The rights of indemnification provided by this Section 7.1.1 shall continue as to a Director or Senior Officer after he or she has ceased to be a Director or Senior Officer and shall inure to the benefit of his or her heirs, estate, executors, administrators and personal representatives.

      Notwithstanding the foregoing, the Corporation shall indemnify any Director or Senior Officer seeking indemnification in connection with a Proceeding initiated by such Director or Senior Officer only if such Proceeding was authorized by the Board of Directors of the Corporation, unless such Proceeding was brought to enforce such Director's or Senior Officer's rights to indemnification or Advancement of Expenses under these By-Laws in accordance with the provisions set forth herein.

            7.1.2. OTHER OFFICERS. Except as provided in Section 7.1.3 or
Section 7.1.4, each Other Officer of the Corporation (and his or her heirs, estate and personal representatives) may, in the discretion of the Board of Directors, be indemnified by the Corporation to the fullest extent permitted by applicable law against any and all Liabilities that are incurred or suffered by him or her or on his or her behalf in connection with any threatened, pending or completed Proceeding (without regard to whether the basis of such Proceeding is alleged action in an official capacity as an Other Officer of the Corporation or in any other capacity for or on behalf of the Corporation while serving as an Other Officer) or any claim, issue or matter therein, which such Other Officer is, or is threatened to be made, a party to or participant in by reason of such Other Officer's Corporate Status. The rights of indemnification provided by this
Section 7.1.2 shall continue as to an Other Officer after he or she has ceased to be an Other Officer and shall inure to the benefit of his or her heirs, estate, executors, administrators and personal representatives.

      Notwithstanding the foregoing, the Corporation may indemnify any Other Officer seeking indemnification in connection with a Proceeding initiated by such Other Officer only (i) if such Proceeding was authorized by the Board of Directors of the Corporation or (ii) if such Proceeding was brought to enforce such Other Officer's rights to indemnification or Advancement of Expenses under these By-Laws.

            7.1.3. SERVICE AT DIRECTION OF BOARD OF DIRECTORS. No indemnification shall be provided to any person with respect to his or her serving or having served in any capacity "at the request or direction of the Corporation" unless such service was required or directed by vote of the Board of Directors before the occurrence of the event to which the indemnification relates;

provided that the Corporation may, in the discretion of the Board of Directors, indemnify a Director or Senior Officer or Other Officer, as to a specific Proceeding, even though such vote was not obtained.

            7.1.4. LIMITATIONS IMPOSED BY STATE OR FEDERAL LAW. Notwithstanding any other provision set forth in this Article 7, in no event shall any payments made by the Corporation pursuant to this Article 7 exceed the amount permissible under applicable state or federal law, including without limitation Section 18(k) of the Federal Deposit Insurance Act and the regulations promulgated thereunder.

      7.2. ADVANCEMENT OF EXPENSES.

            7.2.1. ADVANCEMENT OF EXPENSES TO DIRECTORS AND SENIOR OFFICERS. The Corporation shall advance, to the fullest extent permitted by applicable law and from time to time before or after the final disposition of a Proceeding, Expenses incurred by or on behalf of any Director or Senior Officer in connection with any threatened, pending or completed Proceeding in which such Director or Senior Officer is involved by reason of his or her Corporate Status. The Corporation shall advance all such Expenses not later than twenty (20) days after the receipt by the Corporation of a written statement from such Director or Senior Officer requesting such advance or advances from time to time. Such statement or statements shall reasonably evidence the Expenses incurred by such Director or Senior Officer and shall be preceded or accompanied by an Undertaking. Notwithstanding the foregoing, the Corporation shall advance all Expenses incurred by or on behalf of any Director or Senior Officer seeking advancement of expenses hereunder in connection with a Proceeding initiated by such Director or Senior Officer only if such Proceeding was (i) authorized by the Board of Directors of the Corporation, or (ii) brought to enforce Director's or Senior Officer's rights to indemnification or Advancement of Expenses under these By-Laws.

      If a claim for advancement of Expenses hereunder by a Director or Senior Officer is not paid in full by the Corporation within twenty (20) days after receipt by the Corporation of documentation of Expenses and the required Undertaking, such Director or Senior Officer may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and if successful in whole or in part, such Director or Senior Officer shall also be entitled to be paid the expenses of prosecuting such claim. The burden of proving that a Director or Senior Officer is not entitled to an Advancement of Expenses shall be on the Corporation.

            7.2.2. ADVANCEMENT OF EXPENSES TO OTHER OFFICERS. The Corporation may, in the discretion of the Board of Directors, advance, to the fullest extent permitted by applicable law and from time to time before or after the final disposition of a Proceeding, Expenses incurred by or on behalf of any Other Officer in connection with any threatened, pending or completed Proceeding in which such Other Officer is involved by reason of his or her Corporate Status upon the receipt by the Corporation of a statement or statements from such Other Officer requesting such advance or advances from time to time. Such statement or statements shall reasonably evidence the Expenses incurred by such Other Officer and shall be preceded or accompanied by an Undertaking.

            7.2.3. UNDERTAKING. Notwithstanding the foregoing, to the extent required by the Act, Expenses incurred by an Indemnitee in advance of the final disposition of a Proceeding may be paid only upon the Corporation's receipt of an undertaking ("UNDERTAKING") by the Indemnitee made in compliance with the Act, including his or her written undertaking to repay such payment if he or she shall ultimately be determined not to be entitled to indemnification. The Corporation shall accept such Undertaking without reference to the financial ability of the Indemnitee to make such repayment, and no posting of a bond or other security by such Indemnitee shall be required.

      7.3. RIGHT OF INDEMNITEE TO BRING SUIT. If a claim for indemnification under this Article 7 is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If the Indemnitee is successful in whole or in part in any such suit, the Indemnitee shall also be paid the expense of prosecuting or defending such suit. In any suit brought by the Indemnitee to enforce a right to indemnification hereunder it shall be a defense that the Indemnitee has not met the applicable standard of conduct set forth in the Act. The burden of proving that a Director or Senior Officer is not entitled to indemnification shall be on the Corporation. The failure of the Corporation (including its Board of Directors or any committee thereof, independent legal counsel, or shareholders) to make a determination concerning the permissibility of such indemnification under this Article 7 shall not be a defense to the action and shall not create a presumption that such indemnification is not permissible.

      7.4. DEFINITIONS. For the purposes of this Article 7:

      "ADVANCEMENT OF EXPENSES" means any advancement of Expenses made pursuant to Section 7.2.

      "CORPORATE STATUS" describes the status of a person who is serving or has served (i) as a Director of the Corporation, (ii) as an Officer of the Corporation, or (iii) while he or she is or was serving as a Director or Officer, he or she also is or was serving, at the request or direction of the Corporation, as a director, partner, trustee, officer, employee or agent of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. For purposes of this Article 7, an Officer or Director of the Corporation who is serving or has served as a director, partner, trustee, officer, employee or agent of a Subsidiary shall be deemed to be serving or have served at the request of the Corporation. Notwithstanding the foregoing, "CORPORATE STATUS" shall not include the status of a person who is serving or has served as a director, officer, employee or agent of a constituent corporation absorbed in a merger or consolidation transaction with the Corporation with respect to such person's activities before said transaction, unless specifically authorized by the Board of Directors or the stockholders of the Corporation;

      "DIRECTOR" means any person who serves or has served as a member of the Board of Directors of the Corporation;

      "EMPLOYEE" means any person who serves or has served as an employee or agent of the Corporation but who is not a Director or Officer of the Corporation;

      "EXPENSE" means all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of expert witnesses, private investigators and professional advisors (including, without limitation, accountants and investment bankers), travel expenses, duplicating costs, printing and binding costs, costs of preparation of demonstrative evidence and other courtroom presentation aids and devices, costs incurred in connection with document review, organization, imaging and computerization, telephone charges, postage, delivery service fees, and all other disbursements, costs or expenses of the type customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settling or otherwise participating in, a Proceeding;

      "INDEMNITEE" means each person to whom indemnification or Advancement of Expenses is to be provided under this Article 7;

      "LIABILITIES" means all Expenses and any other liability or loss including judgments, fines, ERISA excise taxes, penalties, and amounts reasonably paid in settlement.

      "OFFICER" means any person who serves or has served as a Senior Officer or as an Other Officer of the Corporation;

      "OTHER OFFICER" means any person who serves or has served as an appointed or elected officer of the Corporation but who is not a Director or Senior Officer of the Corporation;

      "PROCEEDING" shall mean any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, inquiry, investigation, administrative hearing or any other proceeding whether civil, criminal, administrative, arbitrative or investigative;

      "SENIOR OFFICER" means any person who serves or has served as an appointed or elected officer of the Corporation at the level of Vice President or above and shall include, without limitation, the President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, General Counsel and any Executive Vice President; and

      "SUBSIDIARY" shall mean any corporation, partnership, limited liability company, joint venture, trust or other entity of which the Corporation owns (either directly or through or together with another Subsidiary of the Corporation) either (i) a general partner, managing member or other similar interest or (ii) (A) 50% or more of the voting power of the voting capital equity interests of such corporation, partnership, limited liability company, joint venture or other entity, or (B) 50% or more of the outstanding voting capital stock or other voting equity interests of such corporation, partnership, limited liability company, joint venture or other entity.

      "UNDERTAKING" shall have the meaning set forth in Section 7.2.3.

      7.5. OTHER INDEMNIFICATION RIGHTS. The provisions of this Article 7 shall not be construed to be exclusive. The Corporation shall have the power to indemnify (and to provide for the Advancement of Expenses to) any of its Employees who are not Directors or Officers and to enter into specific agreements, commitments or arrangements for indemnification with any person (including Directors, Officers and Employees) on any terms not prohibited by law which it deems to be appropriate. Nothing in this Article 7 shall limit any lawful rights to indemnification existing independently of this Article 7 or shall be deemed to limit the Corporation's authority to indemnify any person pursuant to any contract or otherwise.

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

      7.6. SURVIVAL OF BENEFITS. The provisions of this Article 7 shall be applicable to persons who shall have ceased to be Directors or Officers of the Corporation, and shall inure to the benefit of the heirs, estates, executors and administrators of persons entitled to be indemnified hereunder.

      7.7. SUBSEQUENT AMENDMENT. The right to indemnification and Advancement of Expenses conferred in this Article 7 shall be a contract right and no amendment, termination or repeal of this Article 7 or of the relevant provisions of the Act or any other applicable laws shall affect or diminish in any way the rights of any Indemnitee to indemnification or Advancement of Expenses under the provisions hereof with respect to any Proceeding arising out of or relating to any actions, transactions or facts occurring before the final adoption of such amendment, termination or repeal.

      7.8. MERGER OR CONSOLIDATION. If the Corporation is merged into or consolidates with another corporation and the Corporation is not the surviving corporation, the surviving corporation shall assume the obligations of the Corporation under this Article 7 with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring at or before the date of such merger or consolidation.

      7.9. SUBSEQUENT LEGISLATION. It is the intention of the Corporation to provide indemnification and Advancement of Expenses to Directors and Senior Officers (and to permit the Board of Directors to provide indemnification and Advancement of Expenses to Other Officers) to the fullest extent permitted by applicable law, as applicable law exists as of the date of adoption of these By-Laws or as applicable law may hereafter be amended. If the Massachusetts General Laws are amended after adoption of this Article 7 to expand further the indemnification or Advancement of Expenses permitted to Indemnitees, then the Corporation shall indemnify and provide for the Advancement of Expenses to Directors and Senior Officers (and may indemnify or provide Advancement of Expenses to Other Officers) to the fullest extent permitted by the Massachusetts General Laws, as so amended. No such amendment that purports to diminish or limit the indemnification or Advancement of Expenses permitted to Indemnitees shall be given retroactive effect or applied to facts and circumstances arising before the effective date of such amendment.

      7.10. SAVINGS CLAUSE. If this Article 7 or any portion hereof shall be found invalid on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify and provide Advancement of Expenses to each Director and Senior Officer (and may indemnify or provide Advancement of Expenses to Other Officers) to the fullest extent permitted by any applicable portion of this Article 7 that shall not have been found invalid.

      7.11. INSURANCE. The Corporation may maintain insurance, at its expense, to protect itself and any Director, Officer or Employee against any liability of any character asserted against or incurred by the Corporation or any such Director, Officer or Employee, or arising out of any such person's Corporate Status, whether or not the Corporation would have the power to indemnify such person against such liability under the Act or the provisions of this Article 7.

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

                                   ARTICLE 8.
                            MISCELLANEOUS PROVISIONS

      8.1. FISCAL YEAR. Except as otherwise determined by the Board of Directors, the fiscal year of the Corporation shall be the twelve months ending December 31st.

      8.2. SEAL. The seal of the Corporation shall, subject to alteration by the Directors, consist of a flat-faced circular die with the word "Massachusetts", together with the name of the Corporation and the year of its organization cut or engraved thereon.

      8.3. REGISTERED AGENT AND REGISTERED OFFICE. The Corporation shall continuously maintain in Massachusetts: (a) a registered agent who may be an officer of the Corporation or another individual, a domestic corporation or not-for-profit domestic corporation, or a foreign corporation or not-for-profit foreign corporation qualified to do business in Massachusetts; and (b a registered office, which may, but need not be, the same as any of its places of business. The business office of the registered agent shall also be the registered office of the Corporation. The Corporation shall record any change of its registered office or registered agent by filing a statement of change with the Secretary of the Commonwealth.

      8.4. EXECUTION OF INSTRUMENTS. All deeds, leases, transfers, contracts, bonds, notes and other instruments and obligations to be entered into by the Corporation in the ordinary course of its business without Board of Directors action may be signed on behalf of the Corporation by the Chairman of the Board, President, any Vice President, or Treasurer, or by any other officer, employee or agent of the Corporation as the Board of Directors may authorize.

      8.5. VOTING OF SECURITIES. Except as the Directors may otherwise designate, the President or Treasurer may waive notice of, act and appoint any person or persons to act as proxy or attorney-in-fact for this Corporation (with or without power of substitution) at any meeting of the shareholders, members or other constituent parties of any other corporation, organization or entity in which the Corporation holds securities or other type of ownership interest.

      8.6. CORPORATE RECORDS TO BE MAINTAINED. The Corporation shall keep in Massachusetts at the principal office of the Corporation, or at an office of its transfer agent, Secretary, Assistant Secretary or registered agent, a copy of such records as are required by law to be so maintained.

      8.7. BY-LAW AMENDMENTS. These By-Laws may be amended in the manner provided in the Articles. Notice of any change to the By-Laws by the Directors, stating the substance of such change, shall be given to all shareholders entitled to vote on amending the By-Laws not later than the time that notice of the shareholders' meeting next following such change is required to be given.

      8.8. DIRECTOR CONFLICT OF INTEREST. A conflict of interest transaction is a transaction with the Corporation in which a Director (an "INTERESTED DIRECTOR") has a material direct or indirect interest. Without limiting the interests that may create conflict of interest transactions, a Director has an indirect interest in a transaction if another entity in which he has a material financial interest or in which he is a general partner (a "RELATED PARTY") is a party to the transaction, or if another entity of which he is a Director, officer, or trustee or in which he holds another position is a party to the transaction and the transaction is or should be considered by the Board of Directors of the Corporation.

      A conflict of interest transaction is not voidable by the Corporation solely because of the Director's interest in the transaction if: (a) the material facts of the transaction and the Director's interest were disclosed or known to the Board or a committee of the Board, and the Board or committee authorized, approved or ratified the transaction by the vote of a majority of the Directors on the Board or committee who have no direct or indirect interest in the transaction, but a transaction may not be authorized, approved, or ratified by a single Director; or (b) the material facts of the transaction and the Director's interest were disclosed or known to the shareholders entitled to vote and they authorized, approved, or ratified the transaction by the vote of a majority of the shares entitled to vote or (c) the transaction was fair to the Corporation. In the case of (b) above, shares owned by or voted under the control of any Interested Director or Related Party shall not be entitled to vote. Shares owned by or voted under the control of any Interested Director or Related Party shall not be entitled to vote.

      8.9. ARTICLES OF ORGANIZATION. All references in these By-Laws to the Articles shall be deemed to refer to the Articles of Organization of the Corporation, as amended and in effect from time to time.

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